Exhibit 99.2

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC. PROXY FOR THE 2020 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 17, 2020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints Nathan D. DeBacker and Laura Eichelsderfer, each as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Cole Office & Industrial REIT (CCIT III), Inc. (the “Company”), on behalf and in the name of the undersigned, to attend the 2020 Special Meeting of Stockholders of the Company to be held as a virtual meeting via a live webcast on Thursday, December 17, 2020 at 9:00 a.m. PT at www.proxydocs.com/CCITIII, and at any and all adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of the 2020 Special Meeting of Stockholders and the proxy statement. WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION, INCLUDING, BUT NOT LIMITED TO, THE POWER AND AUTHORITY TO ADJOURN OR POSTPONE THE MEETING TO PROVIDE MORE TIME TO SOLICIT PROXIES FOR ANY OR ALL OF THE PROPOSALS REFERENCED HEREIN. Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person. Signature and Title, if applicable Additional signature (if held jointly) Date PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE Please fold here so address on reverse will show through the window in the Business Reply Envelope—Do not separate Scan code for mobile voting INTERNET—www.proxydocs.com/CCITIII • • Cast your vote online. Have your Proxy Card ready PHONE—Call 1-855-992-2974 • • Use any touch-tone telephone. Have your Proxy Card ready, OR • LIVE REPRESENTATIVE—Call 1-844-280-5346 Vote on a recorded line. MAIL • • Mark, sign and date your Proxy Card. Fold and return your Proxy Card in the postage-paid envelope provided with the address on the reverse showing through the window. • ATTEND THE VIRTUAL MEETING You can register to attend and vote at the virtual Special Meeting at www.proxydocs.com/CCITIII and follow the instructions. Deadline for registration is December 15, 2020 at 5:00 P.M. Eastern Time. P.O. BOX 8035, CARY, NC 27512-9916 PXY-CCITIII--V3

YOUR VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Cole Office & Industrial REIT (CCIT III), Inc.    2020 Special Meeting of Stockholders to Be Held On December 17, 2020. The Annual Report and Proxy Statement for this meeting are available at: www.cimgroup.com PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3. IF NO SPECIFICATIONS ARE MADE, SUCH PROXY WILL BE VOTED “FOR” ALL PROPOSALS LISTED.    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE:     1.    A proposal to approve the business combination of CCIT III and CIM Real Estate Finance Trust, Inc., a Maryland corporation (“CMFT”), which will be effected through the merger of CCIT III with and into Thor III Merger Sub, LLC, a wholly owned subsidiary of CCIT III (“Merger Sub”), pursuant to the Agreement and Plan of Merger, dated as of August 30, 2020, as amended November 3, 2020, by and among CCIT III, CMFT and Merger Sub, which proposal we refer to as the “CCIT III Merger 2.    A proposal to approve the amendment of the charter of CCIT III to remove the provisions related to “Roll-Up Transactions”, which proposal we refer to as the “CCIT III Charter Amendment Proposal.”    3.    A proposal to approve any adjournments of the CCIT III Special Meeting for the purposes of soliciting additional proxies if there are not sufficient votes at the meeting to approve the CCIT III Merger Proposal or the CCIT III Charter Amendment Proposal, if necessary or appropriate, as determined by the chair of the CCIT III Special Meeting, which proposal we refer to as the “CCIT III Adjournment Proposal.” PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE FOR AGAINST ABSTAIN Please fold here—Do not separate ** BE SURE TO HAVE THE BELOW ADDRESS SHOW THROUGH THE WINDOW OF THE ENCLOSED BUSINESS REPLY ENVELOPE ** PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 L PXY-CCITIII--V3